Exhibit 4.1

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP No. 249845 108

NUMBER

dermata

SHARES

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NON ASSESSABLE SHARES OF COMMON STOCK PAR VALUE $0.0001 EACH OF

DERMATA THERAPEUTICS, INC., transferable on the books of the corporation by the holder hereof, in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by an authorized representative of the Transfer Agent.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized Officers, certified with the seal of the Corporation.

Dated:

Gerald T. Proehl

GERRY PROEHL - PRESIDENT, CEO & CHAIRMAN

CHRISTOPHER NARDO - SVP, DEVELOPMENT

DERMATA THERAPEUTICS, INC.
CORPORATE
Seal
DELAWARE
★★★★★

Countersigned & Registered

By ______________________

Authorized Signature - Direct Transfer
Raleigh, NC • (919) 481-4000

NOTICE:

Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be constructed as though they were written out in full according to applicable laws or regulations.

TEN COM — as tenants in common	UNIF GIFT MIN ACT — Custodian
TEN ENT — as tenants by the entireties	(Cust) (Minor)
JT TEN— as joint tenants with right of	under Uniform Gifts to Minors
survivorship and not as tenants in common	Acr............................................
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                                               hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

    IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

                                                                                                                                                                                                                                               Shares of the capital stock represented by the written certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                                                          Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

Signature

Signature (If more than one owner)

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

AFFIX MEDALLION SIGNATURE GUARANTEE